                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          October 22, 2001
                                                 -------------------------------

                           C & S BANCORPORATION, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Georgia                     333-65066                  58-2606547
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)


401 Mall Boulevard, Suite 101B, Savannah, Georgia                  31406
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (912) 303-0209
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

         On October 22, 2001, C & S Bancorporation, Inc. (the "Company") and The Tattnall Bank ("Tattnall") entered into a Purchase and Assumption Agreement (the "Agreement"), pursuant to which the Company will acquire the performing loans and assume certain deposit and other liabilities of the Savannah branch office of Tattnall, located at 7917 Abercorn Street, Savannah, Georgia (the "Branch Acquisition"). The parties had entered into a letter of intent regarding the Branch Acquisition on September 21, 2001.

         The Branch Acquisition is subject to appropriate regulatory approvals and the satisfaction of certain other conditions set forth in the Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)          Financial Statements of Business Acquired

         Not Required.

         (b)          Pro Forma Financial Information

         Not Required.

         (c)          Exhibits

         99.1 Purchase and Assumption Agreement, dated October 22, 2001, by and between C & S Bancorporation, Inc. and The Tattnall Bank






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     C & S BANCORPORATION, INC.
                                              (Registrant)


Dated: November 6, 2001        By:   /s/ Brian R. Foster
                                    --------------------------------------------
                                       Brian R. Foster, Chairman, President and
                                            Chief Executive Officer



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                                  EXHIBIT INDEX


        NUMBER    DESCRIPTION
        ------    -----------

         99.1 Purchase and Assumption Agreement, dated October 22, 2001, by and between C & S Bancorporation and The Tattnall Bank